UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2023
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Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 12, 2023, Blue Apron Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission to report, among other things, the sale of the Company’s production and fulfillment operational structure (the “Asset Sale”) to FreshRealm, Inc. (“FreshRealm”) pursuant to an asset purchase agreement among the Company, Blue Apron, LLC, the Company’s wholly owned subsidiary, and FreshRealm.

As disclosed in the Initial Report, this Current Report on Form 8-K/A is being filed to amend the Initial Report to include the pro forma financial information required by Item 9.01(b) of Form 8-K. No other changes are being made to the Initial Report.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the pro forma financial position or results of operations that would have been realized had the Asset Sale occurred as of the date indicated, nor is it meant to be indicative of any anticipated financial position or future results of operations that the Company will experience after the Asset Sale.

This Current Report on Form 8-K/A should be read in conjunction with the Initial Report, which provides a more complete description of the Asset Sale.

Item 9.01        Financial Statements and Exhibits.

(b) The unaudited pro forma consolidated financial information of the Company as of and for the three months ended March 31, 2023, and the unaudited pro forma consolidated financial information of the Company for the fiscal year ended December 31, 2022 as required by Item 9.01(b) are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit	Description

99.1	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: June 15, 2023	By:	/s/ Linda Findley
Linda Findley
President and CEO